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                                                                 EXHIBIT 10.8(b)

                                                                  EXECUTION COPY

                                 FIRST AMENDMENT
                                TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of April 29, 2003 (this "Amendment"), is entered into by and among CENTRAL RECEIVABLES, INC., as borrower ("Borrower"), CENTRAL FREIGHT LINES, INC., as servicer ("Servicer"), THREE PILLARS FUNDING CORPORATION, as lender and SUNTRUST CAPITAL MARKETS, INC., as administrator ("Administrator"). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

         WHEREAS, the parties hereto have entered into that certain Loan Agreement, dated as of April 30, 2002 (the "Agreement");

         WHEREAS, the parties hereto wish to amend the Agreement as hereinafter set forth;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS. The Agreement is hereby amended as follows:

         (a)      The definition of "Accounts Receivable Turnover Ratio" in
Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  Accounts Receivable Turnover Ratio: For any Due Period, the ratio computed as of the last day of such Due Period by dividing (i) the aggregate amount of Sales during the most recent twelve (12) Due Periods by (ii) the rolling twelve (12) Due Period average of the aggregate Unpaid Balance of Receivables.

         (b) The definition of "Concentration Limit" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  Concentration Limit: (i) For any Obligator that is not a Special Obligator and (A) whose short term unsecured debt rating is (1) greater than or equal to both A-1 by S&P and P-1 by Moody's, 8% of the Aggregate Unpaid Balance or (2) less than both A-1 by S&P and P-1 by Moody's and greater than or equal to both A-3 by S&P and P-3 by Moody's, 5% of the Aggregate Unpaid Balance or (B) in the absence of short term unsecured debt ratings by both Rating Agencies, whose long term unsecured debt rating is greater than or equal to both BBB- by S&P and Baa3 by Moody's, 5% of the Aggregate Unpaid Balance; and (ii) for any other Obligor that is not a Special Obligor, 2% of the Aggregate Unpaid Balance. The Concentration Limit for the Special Obligator shall be 10% of the Aggregate Unpaid Balance, or if the long term unsecured debt rating of the Special Obligor shall be less than or equal to BBB- by S&P and Baa3 by Moody's, 5% of the Aggregate Unpaid Balance.

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         (c)      The definition of "Dilution Spike Rate" in Section 1.1 of the
Agreement is hereby amended and restated in its entirety to read as follows:

                  Dilution Spike Rate: With respect to any Due Period, the highest rolling two (2) month average Dilution Ratio over the most recent twelve (12) Due Periods.

         (d) The definition of "Expected Dilution Ratio" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  Expected Dilution Ratio: With respect to any Due Period, the rolling twelve (12) Due Period average Dilution Ratio for the most recently ended twelve (12) Due Periods.

         (e) The definition of "Fiscal Period" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  Fiscal Period: Each fiscal period of Central Nevada and its Subsidiaries ending on the date specified in Schedule VII hereto, as such schedule may be updated from time to time in accordance with Section 9.1(e)(vi); provided, however that there shall be twelve (12) Fiscal Periods in each Fiscal Year.

         (f) The definition of "Loss Ratio" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  Loss Ratio: With respect to any Due Period, the highest rolling three (3) Due Period average Default Ratio over the most recent twelve (12) Due Periods.

         (g) The definition of "Scheduled Termination Date" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  Scheduled Commitment Termination Date:  April 27, 2005.

         (h) The definition of "Servicing Reserve" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  Servicing Reserve: With respect to any Due Period, the product of (i) the highest Days Sales Outstanding Ratio during the most recent twelve (12) Due Periods, (ii) the Stress Factor,
                  (iii) 2.40% and (iv) 1/360.

         (i) The definition of "Stated Maturity Date" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  Stated Maturity Date: April 27, 2005; provided, however, that such date may be accelerated pursuant to Section 10.3.

         (j) The definition of "Yield Reserve" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

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Yield Reserve: With respect to any Due Period, the product of (i) the highest
Days Sales Outstanding Ratio during the most recent twelve (12) Due Periods,
(ii) the Stress Factor, (iii) the Prime Rate as in effect on the last day of such Due Period and (iv) 1/360.

         (k) Section 9.1(e)(ii) is hereby amended and restated in its entirety to read as follows:

                  (ii) Reports. On or before the 22nd day of each calendar month (each, a "Reporting Date"), Servicer shall prepare and deliver to Administrator and Lender a report, substantially in the form of Exhibit C or in such other form acceptable to Administrator (a "Period Report"), as of the immediately preceding Period End Date signed by an authorized officer of Servicer. On or before the first Business Day of each week, Servicer shall prepare and deliver to Administrator and Lender a Borrowing Base Certificate, as of the last Business Day of the immediately preceding week signed by an authorized officer of Servicer.

         (l) Section 11.7(e) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  (e) so long as Central Texas is the subservicer pursuant to Section 11.1, the Net Worth of Central Texas shall be less than or equal to the sum of (i) $25,000,000 plus (ii) 50% of Consolidated Net Income on a cumulative basis for the third, sixth, ninth and twelfth Fiscal Periods, commencing after the Closing Date, plus (iii) 100% of the net proceeds from any equity offering of Central Nevada, calculated quarterly on the last day of each fiscal quarter;

         (m)      Schedule VII is hereby replaced with Schedule VII hereto.

         SECTION 2. REFERENCE TO AND EFFECT ON THE AGREEMENT AND THE RELATED DOCUMENTS. Upon the effectiveness of this Amendment, (i) each of the Borrower and the Servicer hereby reaffirms all representations and warranties made by it in Article VIII of the Agreement (as amended hereby) and agrees that all such representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, (ii) each of the Borrower and the Servicer hereby represents and warrants that no Significant Event or Unmatured Significant Event, shall have occurred and be continuing and (iii) each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

         SECTION 3. EFFECT. Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

         SECTION 4. GOVERNING LAW. This Amendment will be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. SEVERABILITY. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment

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in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                  [remainder of page intentionally left blank]

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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        CENTRAL RECEIVABLES, INC.,
                                        as Borrower

                                        By:    /s/ Jeff Hale
                                           -------------------------------------
                                        Name:  Jeff Hale
                                        Title: CFO

                                        CENTRAL FREIGHT LINES, INC.,
                                        as Servicer

                                        By:    /s/ Jeff Hale
                                           -------------------------------------
                                        Name:  Jeff Hale
                                        Title: CFO

                        [additional signatures to follow]

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                                        THREE PILLARS FUNDING CORPORATION,
                                        as Lender

                                        By:    /s/ Douglas K. Johnson
                                           -------------------------------------
                                        Name:  Douglas K. Johnson
                                        Title: President

                                        SUNTRUST CAPITAL MARKETS, INC.,
                                        as Administrator

                                        By:    /s/ James R. Bennison
                                           -------------------------------------
                                        Name:  James R. Bennison
                                        Title: Managing Director

                               [end of signatures]